SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - April 13, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdictionof incorporation or organization)	(IRS EmployerIdentification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 5 Other Events.

Item 7 (c) Exhibits:
Exhibit 99 - Press Release of Registrant, dated April 13, 2004 of Harleysville National Corporation  (furnished pursuant to Items 7 hereof).

Item 9 Regulation FD Disclosure.

(Information is being provided under Item 12 as well as under Item 9, in accordance with SEC Release No. 33-8216.)

On April 13, 2004, Harleysville National Corporation issued a press release announcing first quarter 2004 earnings. This press release is furnished in this report, pursuant to Item 7 hereof, as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

/s/ Michael B. High
Michael B. High, EVP and Chief Financial Officer

Dated: April 13, 2004

EXHIBIT INDEX

Page
Exhibit 99 Press Release dated April 13, 2004, of Harleysville National Corporation	4
(furnished pursuant to Item 7 hereof).